Exhibit 99.1

Investview (‘‘INVU’’) Continues Leadership Team Investment and Announces the Appointment of Ralph R. Valvano as New Chief Financial Officer and Jayme McWidener as Chief Accounting Officer

Eatontown, NJ, June 9th, 2021 (GLOBE NEWSWIRE) — Investview, Inc. (OTCQB: INVU), a diversified financial technology company that through its subsidiaries and global distribution network provides financial technology, education tools, content, research, and management of digital asset technologies with a focus on Bitcoin mining and the new generation of digital assets, today announced that Ralph R. Valvano has been named Chief Financial Officer, effective June 7th, 2021.

Mr. Valvano’s prior experience included the positions of CFO/COO of J.C. Flowers Asset Management, part of a $15 billion-dollar private equity firm, Financial and Operations Principal (FinOp) of J.C. Flowers Securities, a FINRA registered broker-dealer, and CFO of Flowers National Bank NA. Prior to that, Mr. Valvano held various roles at JPMorgan Chase & Co. and ended his tenure as the Global Investment Bank Management Controller. Mr. Valvano began his career as a financial services auditor for PricewaterhouseCoopers.

Mr. Valvano brings 26 years of global finance and transformation experience to Investview. He has a proven track record of delivering operational excellence, sustainable performance, and transformative change to innovative companies.

Mr. Valvano succeeds Ms. Jayme McWidener, who served with Investview since 2017 and as chief financial officer since 2019. Ms. McWidener has been promoted to Chief Accounting Officer. Mr. Valvano and Ms. McWidener, along with the Company’s seasoned financial team, will oversee the Company’s financials and investor relations, while ensuring a smooth transition of the Company’s expanding business operations.

Joe Cammarata, CEO, commented, “As Investview focuses on our next chapter of profitable growth, I’m excited to welcome Ralph as our new chief financial officer and to our executive leadership team particularly during a pivotal time when our business is undergoing an exciting strategic transformation. We are committed to advancing our long-term strategic priorities of accelerating organic growth, supplemented through business expansion and acquisitions. Ralph’s proven financial leadership, strong financial acumen and deep capital markets experience are expected to drive Investview’s continued financial performance through strengthening our balance sheet, and managing risk to deliver long-term sustainable growth for our shareholders. His extensive experience, enterprise-thinking and deep expertise in large, financial services organizations, paired with his leadership qualities make him an excellent addition to our experienced leadership team.”

“I am delighted to join Investview’s leadership team, and am both energized and humbled by the opportunity,” said Ralph Valvano. “As Investview continues on its transformation journey, I look forward to leading the company’s financial operations and reporting while working with the Investview team to deliver on the Company’s strategic priorities and oversee its commitment to driving shareholder value,” continued Mr. Valvano, Chief Financial Officer.

“I’m excited to see the growth in the Investview management team and believe the addition in leadership reinforces our commitment to success. I am eager to embrace my new role as new chief accounting officer and to work closely with Ralph as a part of our journey to profitability. Investview and its subsidiaries continue to put the right people and plans in place, and I have no doubt we will be able to capitalize on the opportunities that lie ahead of us,” said Jayme McWidener, Chief Accounting Officer.

About Investview, Inc.

Investview, Inc. is a diversified financial technology and global distributor organization that operates through its subsidiaries to provide financial education tools, content, research, and management of digital asset technology that mines cryptocurrencies, with a focus on Bitcoin mining and the generation of digital assets. For more information on Investview and its family of wholly owned subsidiaries, please visit: www.investview.com.

Forward-Looking Statements

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies, and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate” or other comparable terms. These forward-looking statements are based on Investview’s current beliefs and assumptions and information currently available to Investview and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. More information on potential factors that could affect Investview’s financial results is included from time to time in Investview’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The forward-looking statements made in this release speak only as of the date of this release, and Investview, Inc. (“INVU”) assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Contacts

Investor Relations

Contact: Arthur Rome

Phone Number: 732.889.4308

Email: pr@investview.com